Exhibit 99.1

Identiv Reports Second Quarter 2023 Business Results

Record Revenue for a Fiscal Second Quarter, with Strong Gross Margins

Year-over-Year

Generated Net Operating Cash and Non-GAAP Positive Free Cash Flow

RFID Production Facility in Thailand Fully Operational

FREMONT, Calif. — August 3, 2023 — Identiv, Inc. (NASDAQ: INVE), a global digital security and identification leader in the Internet of Things (IoT), today reported its financial results for the second quarter ended June 30, 2023.

Recent Financial and Operational Highlights

•	Second quarter revenue grew 6% year-over-year to $29.6 million, a fiscal second quarter record.

•	Premises revenue grew 8% year-over-year to $11.9 million; Identity revenue grew 5% year-over-year to $17.7 million.

•	Q2 2023 GAAP gross margin was 36.7%; non-GAAP gross margin grew to 38.2%.

•	Ended Q2 2023 with $22.2 million in cash, cash equivalents and restricted cash.

•	Began production at new facility in Bangkok, Thailand, expanding RFID manufacturing capacity and cost competitiveness to meet growing demand for IoT solutions.

•	Completed Wiliot’s initial IoT Pixels order and began production of follow-on order.

•	Non-recurring engineering (NRE) strong at nearly 60 projects, with more than half focused on medical use cases.

•	Introduced the Primis access control suite and EG2 edge gateway, which deliver strong security and reliability to small- and medium-sized organizations via cloud or on-premises.

•	Several cloud-based access control and video solutions listed on FedRAMP Marketplace following a rigorous evaluation process, one of only three FedRAMP access control systems.

•	Launched IoT Product Advisor, an intuitive search tool that guides customers to the optimal Identiv IoT solution for their specific needs.

•	Partnered with Asygn to introduce battery-free metal sensor IoT device, enabling long-range product identification and condition monitoring in adverse industrial environments.

Second Quarter 2023 Financial Summary

Revenue for the second quarter 2023 was $29.6 million, compared to $26.0 million in the prior quarter and $27.9 million in the second quarter of 2022. By segment, Identity revenues were $17.7 million and Premises revenues totaled $11.9 million.

Second quarter 2023 GAAP gross margin was 36.7% and non-GAAP gross margin was 38.2%.

GAAP operating expenses, including research and development, sales, and marketing, and general and administrative were $11.9 million in the second quarter of 2023, compared to $11.9 million in the prior quarter and $10.5 million in the second quarter of 2022. Non-GAAP operating expenses were $10.6 million in the second quarter of 2023, compared to $10.6 million in the prior quarter and $9.2 million in the second quarter of 2022.

GAAP net loss was $1.1 million, or ($0.06) per basic and diluted share, compared to GAAP net loss of $2.7 million, or ($0.13) per basic and diluted share, in the prior quarter and GAAP net loss of $0.3 million, or ($0.02) per basic and diluted share, in the second quarter of 2022.

Non-GAAP adjusted EBITDA in the second quarter of 2023 was $0.7 million, compared to ($0.9) million in the prior quarter and $1.4 million in the second quarter of 2022.

Management Commentary

“Our second quarter results have kept us on track to meet our 2023 financial and operational expectations as we continue to deliver disciplined growth with a strong balance sheet,” said Identiv CEO Steven Humphreys. “In Q2, we strengthened our strategic position in both our IoT and Physical Security businesses while generating positive free cash flow and strong gross margins. In IoT, our Thailand facility is fully operational, and currently producing 5 million units a month. The new facility is on track to produce at an annual rate of 200 million units by the end of the year. Medical and healthcare use cases made steady progress. The Bluetooth-enabled RFID category continues to strengthen. In Q2, we completed Wiliot’s initial IoT Pixels order and began production of the follow-on order, while continuing to support engagements with Bluetooth-enabled RFID solution providers. Chip availability has normalized, and we’ve added IC specialist Asygn as a partner for new sensor-based IoT solutions optimized for industrial applications.

“In Physical Security, demand for our comprehensive end-to-end Velocity platform remains strong, with wins in our major commercial verticals, in addition to our core Federal customer base. Several of our cloud-based access control and video solutions are now available on the FedRAMP marketplace, which we expect to facilitate adoption by Federal agency customers. We recently launched our Primis access control suite and EG2 edge gateway, a secure, affordable, and cloud-ready solution ideal for small- to medium-sized organizations. Our recent investments in people and product have begun delivering results, and when combined with our continued emphasis on working capital and business model efficiency, we are confident in our ability to execute on our 2023 growth strategy.”

Identiv CFO Justin Scarpulla added, “Delivering disciplined growth continues to be our top focus for 2023, and we will continue to support strategic opportunities that drive revenue and margin expansion. We are also committed to strengthening our balance sheet and solidifying our working capital position. Our production facility in Thailand is now operational, and we expect there to be a positive impact on margins once the facility has reached full utilization. As we enter the second half of the fiscal year, with our current visibility we believe we are well-positioned to deliver on our current 2023 outlook.”

Financial Outlook

Identiv provides guidance based on current market conditions and expectations, including macroeconomic conditions and key component availability. Management confirms its fiscal year 2023 revenue outlook, with net revenues in the range of $125 million to $130 million. Normal seasonality is expected to continue.

Conference Call

Identiv management will hold a conference call today, August 3, 2023, at 5:00 p.m. EDT (2:00 p.m. PDT) to discuss the company’s second quarter 2023 financial results. A question-and-answer session will follow management’s presentation.

Toll-Free Number: 888-506-0062

International Number: 973-528-0011

Call ID: 546602

Webcast link: Register and Join

The teleconference replay will be available through August 17, 2023, by dialing 877-481-4010 (Toll-Free Replay Number) or 919-882-2331 (International Replay Number) and entering passcode 48665.

If you have any difficulty connecting with the teleconference, please contact Identiv Investor Relations at IR@identiv.com.

About Identiv

Identiv, Inc. is a global leader in digitally securing the physical world. Identiv’s platform encompasses RFID and NFC, cybersecurity, and the full spectrum of physical access, video, and audio security. Identiv is a publicly traded company, and its common stock is listed on the NASDAQ Stock Market LLC in the U.S. under the symbol “INVE.” For more information, visit identiv.com.

Non-GAAP Financial Measures

This press release includes financial information that has not been prepared in accordance with GAAP, including non-GAAP adjusted EBITDA, non-GAAP gross margin, non-GAAP operating expenses, and non-GAAP free cash flow. Identiv uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating ongoing operational performance. Identiv believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Non-GAAP gross margin excludes stock-based compensation and amortization and depreciation. Non-GAAP adjusted EBITDA excludes items that are included in GAAP net income (loss), GAAP operating expenses, and GAAP gross margin, and excludes income tax provision, interest expense, foreign currency gains (losses), stock-based compensation, amortization and depreciation, restructuring and severance, and gain on investment. Non-GAAP operating expenses exclude stock-based compensation, amortization and depreciation, and restructuring and severance. Non-GAAP free cash flow includes capital expenditures. For historical periods, the exclusions are detailed in the reconciliation table included in this press release. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this press release.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipate”, “believe”, “continue”, “plan”, “will”, “intend”, “expect”, “outlook,” and similar references to the future. Any statement that is not a historical fact, including statements regarding the Company’s expectations regarding future operating and financial outlook and performance, including statements regarding 2023 guidance and outlook; the Company’s strategy, focus and plans to accelerate growth; the Company’s beliefs regarding its ability to deliver on its current 2023 outlook and execute on its growth strategy; the Company’s expectation regarding seasonality; expected benefits of the Company’s Thailand production facility, expected production capacity and expected impact on the Company’s margins; the Company’s expectations with respect to demand and customer orders; and the Company’s expectations regarding its products, including expected benefits thereof and timing of deliveries, are forward-looking statements. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, its ability to capitalize on trends in its business, its ability to satisfy customer demand and expectations, the level and timing of customer orders and changes/cancellations, the success of its products and strategic partnerships, industry trends and seasonality, the impact of macroeconomic conditions, inflation and increases in prices, the impact of COVID-19, the effects of shortages of semiconductors and other components, and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Investor Relations Contact:

IR@identiv.com

Media Contact:

press@identiv.com

Identiv, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net revenue	$29,555	$25,997	$27,857	$55,552	$52,918
Cost of revenue	18,707	16,786	17,647	35,493	33,742

Gross profit	10,848	9,211	10,210	20,059	19,176

Operating expenses:
Research and development	3,015	2,707	2,479	5,722	5,008
Selling and marketing	5,879	6,097	5,273	11,976	10,383
General and administrative	2,903	2,948	2,496	5,851	4,984
Restructuring and severance	81	191	223	272	83

Total operating expenses	11,878	11,943	10,471	23,821	20,458

Loss from operations	(1,030)	(2,732)	(261)	(3,762)	(1,282)
Non-operating income (expense):
Interest expense, net	(90)	(50)	(37)	(140)	(62)
Gain on investment	—	—	6	—	30
Foreign currency gains (losses), net	(9)	89	95	80	114

Loss before income tax provision	(1,129)	(2,693)	(197)	(3,822)	(1,200)
Income tax provision	(15)	(26)	(54)	(41)	(50)

Net loss	(1,144)	(2,719)	(251)	(3,863)	(1,250)
Cumulative dividends on Series B convertible preferred stock	(315)	(313)	(300)	(628)	(598)

Net loss available to common stockholders	$(1,459)	$(3,032)	$(551)	$(4,491)	$(1,848)

Net loss per common share:
Basic	$(0.06)	$(0.13)	$(0.02)	$(0.20)	$(0.08)
Diluted	$(0.06)	$(0.13)	$(0.02)	$(0.20)	$(0.08)
Weighted average shares used in computing net loss per common share:
Basic	23,051	22,794	22,639	22,924	22,606
Diluted	23,051	22,794	22,639	22,924	22,606

Identiv, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30, 2023	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$21,905	$20,804	$16,650
Restricted cash	300	363	487
Accounts receivable, net of allowances	22,911	21,136	24,826
Inventories	31,092	30,609	28,958
Prepaid expenses and other current assets	5,136	4,361	4,177

Total current assets	81,344	77,273	75,098
Property and equipment, net	8,237	7,595	6,719
Operating lease right-of-use assets	5,952	4,344	4,373
Intangible assets, net	4,760	4,999	5,265
Goodwill	10,218	10,192	10,190
Other assets	1,186	1,148	1,120

Total assets	$111,697	$105,551	$102,765

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,827	$9,926	$14,760
Financial liabilities	9,951	9,941	—
Operating lease liabilities	1,695	1,199	1,190
Deferred revenue	2,428	1,798	2,068
Accrued compensation and related benefits	2,538	2,395	2,757
Other accrued expenses and liabilities	2,746	2,648	2,618

Total current liabilities	32,185	27,907	23,393
Long-term operating lease liabilities	4,481	3,371	3,366
Long-term deferred revenue	711	647	587
Other long-term liabilities	25	25	25

Total liabilities	37,402	31,950	27,371
Total stockholders’ equity	74,295	73,601	75,394

Total liabilities and stockholders’ equity	$111,697	$105,551	$102,765

Identiv, Inc.

Reconciliation of GAAP to Non-GAAP Financial Information

(in thousands)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Reconciliation of GAAP gross margin to non-GAAP gross margin
GAAP gross profit	$10,848	$9,211	$10,210	$20,059	$19,176

Reconciling items included in GAAP gross profit:
Stock-based compensation	45	45	44	90	100
Amortization and depreciation	403	385	344	788	614

Total reconciling items included in GAAP gross profit	448	430	388	878	714

Non-GAAP gross profit	$11,296	$9,641	$10,598	$20,937	$19,890

Non-GAAP gross margin	38%	37%	38%	38%	38%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses
GAAP operating expenses	$11,878	$11,943	$10,471	$23,821	$20,458

Reconciling items included in GAAP operating expenses:
Stock-based compensation	(949)	(945)	(774)	(1,894)	(1,613)
Amortization and depreciation	(242)	(238)	(232)	(480)	(471)
Restructuring and severance	(81)	(191)	(223)	(272)	(83)

Total reconciling items included in GAAP operating expenses	(1,272)	(1,374)	(1,229)	(2,646)	(2,167)

Non-GAAP operating expenses	$10,606	$10,569	$9,242	$21,175	$18,291

Reconciliation of GAAP net loss to non-GAAP adjusted EBITDA
GAAP net loss	$(1,144)	$(2,719)	$(251)	$(3,863)	$(1,250)

Reconciling items included in GAAP net loss:
Income tax provision	15	26	54	41	50
Interest expense, net	90	50	37	140	62
Gain on investment	—	—	(6)	—	(30)
Foreign currency gains (losses), net	9	(89)	(95)	(80)	(114)
Stock-based compensation	994	990	818	1,984	1,713
Amortization and depreciation	645	623	576	1,268	1,085
Restructuring and severance	81	191	223	272	83

Total reconciling items included in GAAP net loss	1,834	1,791	1,607	3,625	2,849

Non-GAAP adjusted EBITDA	$690	$(928)	$1,356	$(238)	$1,599

Reconciliation of GAAP net cash provided by (used in) operating activities to non-GAAP free cash flow
GAAP net cash provided by (used in) operating activities	$1,406	$(4,698)	$(865)	$(3,292)	$(899)
Capital expenditures	(1,203)	(1,225)	(1,132)	(2,428)	(1,642)

Non-GAAP free cash flow	$203	$(5,923)	$(1,997)	$(5,720)	$(2,541)